UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2020 (December 23, 2020)

Ackrell SPAC Partners I Co.

(Exact name of registrant as specified in its charter)

Delaware	001-39821	83-3237047
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2093 Philadelphia Pike #1968

Claymont, DE 19703

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 560 4753

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one subunit and one-half of one warrant	ACKIU	The Nasdaq Stock Market LLC

Subunits included as part of the units, each consisting of one share of common stock, $.0001 par value, and one-half of one warrant	ACKIT	The Nasdaq Stock Market LLC

Redeemable warrants	ACKIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 23, 2020, Ackrell SPAC Partners I Co. (the “Company”) consummated its initial public offering (the “IPO”) of 13,800,000 units (the “Units”) which included the full exercise of the underwriter’s option to purchase up to an additional 1,800,000 Units at the IPO price to cover over-allotments. Each Unit consists of one subunit and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of common stock of the Company, par value $0.0001 per share (“Common Stock”) for $11.50 per share. Each subunit consists of one share of Common Stock and one-half of one Warrant. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $138,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-251060) related to the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on December 1, 2020 (as amended, the “Registration Statement”):

●	An Underwriting Agreement (the “Underwriting Agreement”), dated December 21, 2020, by and between the Company and EarlyBirdCapital, Inc. (“EBC”), as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Business Combination Marketing Agreement, dated December 21, 2020, by and between the Company and EBC, a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated December 21, 2020, by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated November 12, 2020, by and among the Company, its officers, its directors and the Company’s sponsor, Ackrell SPAC Sponsors I LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated December 21, 2020, by and between the Company and CST, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated December 21, 2020, by and among the Company, Sponsor and EBC, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated December 21, 2020, by and between the Company and ACVT I, LLC, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A purchase agreement for private units, dated December 21, 2020 (the “Sponsor Placement Unit Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5.1 hereto and incorporated herein by reference.

●

A purchase agreement for private units, dated December 21, 2020 (the “EBC Placement Unit Purchase Agreement”, and together with the Sponsor Placement Unit Purchase Agreement, the “Placement Unit Purchase Agreements”), by and between the Company and EBC, a copy of which is attached as Exhibit 10.5.2 hereto and incorporated herein by reference.

●	A Stock Escrow Agreement, dated December 21, 2020 by and between the Company and CST, as escrow agent, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Placement Unit Purchase Agreements, the Company completed the private sale of an aggregate of 539,000 units (the “Placement Units”) to the Sponsor and EBC (470,000 Placement Units to the Sponsor and 69,000 to EBC) at a purchase price of $10.00 per Placement Unit, generating gross proceeds to the Company of $5,390,000. The Placement Units (and underlying securities) are identical to the Units (and underlying securities) sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 21, 2020, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $ 139,380,000, comprised of $133,990,000 of the proceeds from the IPO after offering expenses and $5,390,000 of the proceeds of the sale of the Placement Units, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public subunits properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (a) to modify the substance or timing of its obligation to redeem 100% of the Company’s public subunits if it does not complete its initial business combination within 12 months (or up to 18 months if the Company extends the period of time to consummate the business combination as described in the Registration Statement) (such period, the “Combination Period”) from the closing of the IPO or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public subunits if it is unable to complete its initial business combination within the Combination Period, subject to applicable law.

On December 21, 2020, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 23, 2020, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 21, 2020, by and between the Company and EBC, as representative of the several underwriters.

1.2	Business Combination Marketing Agreement, dated December 21, 2020, by and between the Company and EBC.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated December 21, 2020, by and between the Company and CST, as warrant agent.

10.1	Letter Agreement, dated December 21, 2020, by and among the Company, its officers, its directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated December 21, 2020, by and between the Company and CST, as trustee.

10.3	Registration Rights Agreement, dated December 21, 2020, by and between the Company, the Sponsor and EBC.

10.4	Administrative Support Agreement, dated December 21, 2020, by and between the Company and ACVT I, LLC.

10.5.1	Private Placement Unit Purchase Agreement, dated December 21, 2020, by and between the Company and the Sponsor.

10.5.2	Private Placement Unit Purchase Agreement, dated December 21, 2020, by and between the Company and EBC.

10.6	Stock Escrow Agreement, dated December 21, 2020, by and between the Company and CST.

99.1	Press Release, dated December 21, 2020.

99.2	Press Release, dated December 23, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ackrell SPAC Partners I Co.

	By:	/s/ Long Long
		Name:	Long Long
		Title:	Chief Financial Officer

Dated: December 28, 2020

3